Exhibit 4.1

COMMON STOCK	COMMON STOCK

Number *0*	Shares *0*
WEBMD
SEE REVERSE FOR CERTAIN DEFINITIONS
AND A STATEMENT AS TO THE RIGHTS,
PREFERENCES, PRIVILEGES AND
RESTRICTIONS ON SHARES
CUSIP          94770V 10 2
Incorporated Under the Laws of
     the State of Delaware
     This Certifies that **Specimen**
is the record holder of **Zero (0)**
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
WEBMD HEALTH CORP.
transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:	______________________________________ SENIOR VICE PRESIDENT

(SEAL)

_____________________________ EXECUTIVE VICE PRESIDENT

Countersigned and Registered AMERICAN STOCK TRANSFER & TRUST COMPANY Transfer Agent and Registrar

By:	____________________________________
Authorized Signature

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at is principal office.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust)                      (Minor)
under Uniform Gifts to Minors Act
______________________________
(State)
UNIF TRF MIN ACT ________ Custodian (until age____)
(Cust)
_________under the Uniform Transfers
  (Minor)
to Minors Act__________________
(State)

Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED,                      HEREBY SELL, ASSIGN AND TRANSFER UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

______________________________________________ Shares of the Common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated _______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

2